SCHEDULE OF NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES (Details) - USD ($)		Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Supplemental Information On Oil And Gas Operations
Future cash inflows		$ 134,081,000	$ 211,828,000
Future production costs	[1]	(31,752,000)	(40,061,000)
Future development costs		(17,496,000)	(17,241,000)
Future income tax expenses		(19,746,000)	(39,262,000)
Future net cash flows		65,087,000	115,264,000
10% annual discount for estimated timing of cash flows		(36,997,000)	(60,184,000)
Standardized measure of discounted future net cash flows at the end of the fiscal year		$ 28,090,000	$ 55,080,000	$ 144,729,000

[1]	Production costs include crude oil and natural gas operations expense, production ad valorem taxes, transportation costs and G&A expense supporting the Company’s crude oil and natural gas operations.